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                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 18, 1998 included in Finlay Enterprises, Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 1998 and to all references to our Firm included in this Registration Statement.

                                                       /s/ ARTHUR ANDERSEN LLP



New York, New York
April 20, 1998